UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2005

CITIGROUP MORTGAGE LOAN TRUST INC.

(as depositor under the Pooling and Servicing Agreement,

dated as of September 1, 2005, providing for the issuance of

Asset-Backed Pass-Through Certificates, Series 2005-OPT4)

Citigroup Mortgage Loan Trust Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-124036-06	01-0791848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Greenwich Street New York, New York		10013
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 816-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2- Completion of Acquisition of Disposition of Assets

Item 2.01	Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On September 9, 2005, a single series of certificates, entitled Citigroup Mortgage Loan Trust, Asset-Backed Pass-Through Certificates, Series 2005-OPT4 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of September 1, 2005 (the “Agreement”), attached hereto as Exhibit 4.1, among Citigroup Mortgage Loan Trust Inc. as depositor (the “Depositor”), Option One Mortgage Corporation as servicer (“OOMC”), and Wells Fargo Bank, N.A. as trustee (the “Trustee”). The Certificates consist of twenty-three classes of certificates (collectively, the “Certificates”), designated as the “Class A-1 Certificates,” the “Class A-2A Certificates,” the “Class A-2B Certificates,” the “Class A-2C Certificates,” the “Class A-2D Certificates,” the “Class M-1 Certificates,” the “Class M-2 Certificates,” the “Class M-3 Certificates,” the “Class M-4 Certificates,” the “Class M-5 Certificates,” the “Class M-6 Certificates,” “Class M-7 Certificates,” the “Class M-8 Certificates,” the “Class M-9 Certificates,” the “Class M-10 Certificates,” the “Class M-11 Certificates,” the “Class M-12 Certificates,” the “Class M-13 Certificates,” the “Class CE Certificates,” the “Class P Certificates,” the “Class X Certificates,” the “Class R Certificates,”and the “Class R-X Certificates.” The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting primarily of a segregated pool (the “Mortgage Pool”) of conventional, one- to four-family, fixed-rate and adjustable-rate, first lien and second lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $967,048,148 as of September 1, 2005 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated August 30, 2005 (the “Mortgage Loan Purchase Agreement”), among the Depositor, OOMC (in such capacity, the “Originaltor”) and Citigroup Global Markets Realty Corp. (in such capacity, the “Seller”). The Certificates were sold by the Depositor to Citigroup Global Markets Inc. (in such capacity, the “Representative”), pursuant to an Underwriting Agreement, dated August 30, 2005, between the Depositor and the Representative and also pursuant to a Certificate Purchase Agreement, dated August 30, 2005, between the Depositor and the Representative.

The Certificates have the following Initial Certificate Principal Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance(1)	Pass-Through Rate	Class	Initial Certificate Principal Balance(1)	Pass-Through Rate
A-1	$305,049,000.00	Variable(2)	M-5	$14,580,000.00	Variable(2)
A-2A	$235,958,000.00	Variable(2)	M-6	$14,580,000.00	Variable(2)
A-2B	$95,939,000.00	Variable(2)	M-7	$12,150,000.00	Variable(2)
A-2C	$69,854,000.00	Variable(2)	M-8	$10,692,000.00	Variable(2)
A-2D	$52,340,000.00	Variable(2)	M-9	$7,776,000.00	Variable(2)
M-1	$34,992,000.00	Variable(2)	M-10	$7,290,000.00	Variable(2)
M-2	$31,105,000.00	Variable(2)	M-11	$9,721,000.00	Variable(2)
M-3	$18,468,000.00	Variable(2)	M-12	$13,122,000.00	Variable(2)
M-4	$16,524,000.00	Variable(2)	M-13	$9,720,000.00	Variable(2)

(1) Approximate.

(2)The pass-through rate on each class of offered certificates is based on one-month LIBOR plus an applicable certificate margin, subject to a rate cap as described in the prospectus supplement

The Certificates, other than the M-12 and M-13 Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated May 3, 2005, and the Prospectus Supplement, dated August 30, 2005, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class M-12 and Class M-13 Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9- Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits
	(a)	Not applicable
	(b)	Not applicable
(c)	Exhibits
Exhibit No.	Description
4.1

Pooling and Servicing Agreement, dated as of September 1, 2005, by and among Citigroup Mortgage Loan Trust Inc. as Depositor, Option One Mortgage Corporation as Servicer and Wells Fargo Bank, N.A. as Trustee, relating to the Series 2005-OPT4 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:	September 23, 2005
CITIGROUP MORTGAGE LOAN TRUST INC.

		By:	/s/ Susan Mills
		Name:	Susan Mills
		Title:	Managing Director

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.1	Pooling and Servicing Agreement, dated as of September 1, 2005, by and among Citigroup Mortgage Loan Trust Inc. as Depositor, Option One Mortgage Corporation as Servicer and Wells Fargo Bank, N.A. as Trustee, relating to the Series 2005-OPT4 Certificates.	7